Note 6 - Related Party Notes Payable (Detail) - Assumptions Used in Calculating Fair Value of Derivative Liability (Derivative Financial Instruments, Liabilities [Member], USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Derivative Financial Instruments, Liabilities [Member]
Dividend yield	0.00%	0.00%
Expected volatility	41.98%	46.58%
Risk free interest rate	0.31%	0.25%
Expected remaining term (years)	1 year 292 days	54 days
Common stock price (in Dollars per share)	$ 1.60	$ 0.60